UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

Eastern Virginia Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-23565	54-1866052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hospital Road, Tappahannock, Virginia	22560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 443-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Eastern Virginia Bankshares, Inc. (the “Company”) announced with great sadness today that Charles R. Revere (76), a long-standing Director of the Company and of EVB, the Company’s wholly owned banking subsidiary, passed away on June 1, 2015. Mr. Revere served as a Director of the Company since 2002 and as a Director of EVB and a predecessor of EVB since 1988. Mr. Revere was a member of the Executive, Audit and Risk Oversight, Enterprise Risk Management and Nominating and Corporate Governance (Chairman) Committees of the Board. Mr. Revere’s commitment to the Company and EVB was unwavering and his significant business management experience and invaluable contributions will be greatly missed.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTERN VIRGINIA BANKSHARES, INC.

Dated: June 3, 2015

	By:	/s/ J. Adam Sothen
J. Adam Sothen
Executive Vice President and Chief Financial Officer